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                                                                    Exhibit 3.33

Filed
IN THE OFFICE OF THE                ARTICLES OF INCORPORATION
STATE OF NEVADA                       (PURSUANT TO NRS 78)
AUG 12 1998                              STATE OF NEVADA
C19197-98                                    [Seal]
/s/ Dean Heller
Dean Heller, Secretary of State

No. (For filing office use)      SECRETARY OF STATE      (For filing office use)
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    IMPORTANT: READ INSTRUCTIONS ON REVERSE SIDE BEFORE COMPLETING THIS FORM.
               TYPE OR PRINT (BLACK INK ONLY)

NAME OF CORPORATION:    PLAYBOY GAMING NEVADA, INC.
                     -----------------------------------------------------------
RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

Name of Resident Agent: The Corporation Trust Company of Nevada
                       ---------------------------------------------------------

Street Address:  One         East First Street,      Reno, Nevada         89501
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                 Street No.  Street Name             City                 Zip

SHARES:  (number of shares the corporation is authorized to issue)
Number of shares with par value: 1000 Par Value: $ 1.00 Number of shares without par value: 0
GOVERNING BOARD: Shall be styled as (check one): XX Directors ______________ Trustees
The FIRST BOARD OF DIRECTORS shall consist of 2 members and the names and addresses are as follows (attach additional pages if necessary):

    HOWARD SHAPIRO                    680 N. LAKE SHORE DRIVE, CHICAGO, IL 60611
-----------------------------        -------------------------------------------
Name                                 Address                    City/State/Zip

    CHRISTIE HEFNER                   680 N. LAKE SHORE DRIVE, CHICAGO, IL 60611
-----------------------------        ------------------------------------------
Name                                 Address                    City/State/Zip

PURPOSE (optional - see reverse side):  The purpose of the corporation shall be:

                                  See Attached
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OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached ___________. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (signature must be notarized) (Attach additional pages if there are more than two incorporators.)

    Melissa J. Mitidiero                                                 Julie Lief
-------------------------------------------------------          ---------------------------------------------------------
Name (print)                                                     Name (print)

     680 N. Lake Shore Drive, Chicago, IL  60611                          680 N. Lake Shore Drive, Chicago, IL  60611
--------------------------------------------------------         ---------------------------------------------------------
Address                          City/State/Zip                  Address                             City/State/Zip
/s/ Melissa J. Mitidiero                                         /s/ Julie Lief
--------------------------------------------------------         ---------------------------------------------------------
Signature                                                        Signature

State of Illinois County of COOK                                 State of Illinois County of Cook

This instrument was acknowledged before me on                    This instrument was acknowledged before me on
      August 12, 1998, by                                              August 12, 1998, by
      Melissa J. Mitidiero                                             Julie Lief
---------------------------------------------------------        ---------------------------------------------------------
              Name of Person                                           Name of Person
as incorporator                                                  as incorporator
of    Playboy Gaming Nevada, Inc.                                of    Playboy Gaming Nevada, Inc.
  --------------------------------------------------------         -------------------------------------------------------
  (name of party on behalf of whom instrument was executed)       (name of party on behalf of whom instrument was executed)

/s/ [Notary Seal]                                                /s/ [Notary Seal]
----------------------------------------------------------       ---------------------------------------------------------
Notary Public Signature                                          Notary Public Signature

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

The Corporation Trust Company of Nevada hereby accepts appointment as Resident Agent for the above named corporation.
The Corporation Trust Company of Nevada By:

/s/ James M. [Illegible]                                                            8/12/98
-----------------------------------------------------------      --------------------------------------------
Signature of Resident Agent (Assistant Secretary)                               Date

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5.   THE PURPOSES FOR WHICH THE CORPORATION IS FORMED ARE:

(a) To conduct gaming in the State of Nevada in accordance with the laws of the state of Nevada and the United States of America; and

(b) To engage in any other business or activity not forbidden by law or these Articles of Incorporation.